UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2023, Northern Oil and Gas, Inc. (“NOG”) entered into an Acquisition and Cooperation Agreement (the “Cooperation Agreement”) with an unaffiliated third party, Earthstone Energy Holdings, LLC (“Purchaser”), in connection with Purchaser’s entry into a Securities Purchase Agreement (the “Purchase Agreement”) with Novo Oil & Gas Legacy Holdings, LLC, Novo Intermediate, LLC and Novo Oil & Gas Holdings, LLC (“Novo”), pursuant to which Purchaser will acquire 100% of the issued and outstanding equity interests of Novo (the “Purchaser Acquisition”). Pursuant to the Cooperation Agreement, NOG has agreed to acquire (the “NOG Acquisition”), immediately after the closing of the Purchaser Acquisition, an undivided 1/3 interest in Novo’s oil and gas and related assets acquired by Purchaser pursuant to the Purchase Agreement in exchange for consideration of approximately $500.0 million in cash, subject to certain customary purchase price adjustments.

The foregoing description of the Cooperation Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of the Cooperation Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 15, 2023, NOG issued a press release announcing the NOG Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Acquisition and Cooperation Agreement, dated as of June 14, 2023, by and between Earthstone Energy Holdings, LLC and Northern Oil and Gas, Inc.

99.1	Press Release of Northern Oil and Gas, Inc., dated June 15, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2023	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik J. Romslo
Erik J. Romslo
Chief Legal Officer and Secretary